Exhibit 99.1

News Release
One Centerpointe Drive, Suite 200, Lake Oswego, Oregon 97035 503-684-7000	www.gbrx.com

For release: August 31, 2026, 4:05 p.m. EDT	Contacts: Travis Williams, Investor Relations
Jack Isselmann, Media Relations
Ph: 503-684-7000

Greenbrier Announces CEO Succession Upon Planned Retirement of Lorie Tekorius

~Tekorius to step down from role as CEO and President effective January 6, 2027~

~Comstock selected as next President and CEO~

Lake Oswego, Oregon, August 31, 2026 – The Greenbrier Companies, Inc. (NYSE: GBX) (“Greenbrier”), a leading international supplier of equipment and services to global freight transportation markets, today announced that Chief Executive Officer (CEO) and President Lorie Tekorius has chosen to retire from her role as CEO and President, effective January 6, 2027, following Greenbrier’s Annual Meeting of Shareholders. Brian Comstock, Executive Vice President and President, The Americas, will immediately succeed Tekorius as President and CEO. These actions are part of the Board’s long-term leadership succession planning process.

During her more than three decades with Greenbrier, Tekorius helped shape its growth, culture and operational performance while strengthening its position as a leading supplier of freight railcar equipment and services. Since joining Greenbrier in 1995, Tekorius has held positions of increasing operational leadership and financial impact, building trust and confidence from leadership to the shop floor and influence across the freight rail industry. Prior to her promotion to CEO and President in 2022, she served as President and Chief Operating Officer, and earlier as Executive Vice President and Chief Financial Officer.

Under Tekorius’ leadership, Greenbrier continued to advance its position as a leading designer and builder of freight railcars, deepen customer and industry relationships, and pursue initiatives to balance and strengthen the organization for long-term performance through leasing and services.

Comstock’s broad experience across operations, commercial strategy, leasing, sales and international affiliates positions him to guide Greenbrier’s next phase of execution and growth while maintaining continuity in Greenbrier’s customer-focused operating model.

Board Chair and Independent Director, Admiral Thomas B. Fargo (USN Retired), said, “Under Lorie’s leadership, Greenbrier successfully navigated unique market challenges while strengthening its commercial position, advancing operational excellence and positioning the business for long-term growth. She both streamlined the business and made it more profitable. She earned respect across the freight rail industry and represented Greenbrier with distinction, as reflected in recognitions such as Railway Age’s Women in Rail, Portland Business Journal Executive of the Year, the National Association of Manufacturers’ STEP Ahead Award, and her service on the Federal Reserve Bank of San Francisco’s Portland Branch Board. The Board extends its deepest appreciation for her many contributions.”

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Greenbrier Announces CEO Succession Plan... (Cont.)	Page 2

Fargo continued, “The Board conducted a thoughtful and disciplined succession process focused on ensuring continuity of leadership while positioning Greenbrier for future success. Across roles of increasing responsibility, Brian has leveraged our scale, streamlined Greenbrier’s operational structure, driven growth and empowered employees across the organization. The Board and I are confident that Brian is the right leader for Greenbrier now and into the future.”

Comstock has more than 45 years of railroad industry experience, including nearly three decades at Greenbrier. He has led Greenbrier’s commercial, leasing and operating functions and currently serves as Executive Vice President & President, The Americas, overseeing operations in the United States, Canada, Mexico and Brazil. Before Greenbrier, Comstock held senior operations and commercial roles with Transco Industries, Transco Railway Products and Trinity Industries. He serves on the boards of several Greenbrier affiliates, including Greenbrier GIMSA, Greenbrier Maxion, GBX Leasing and the Supervisory Board of Greenbrier Europe, as well as on the board of Columbia Machine, Inc., a privately held global provider of factory automation equipment design and manufacturing based in Vancouver, Washington.

Comstock said, “I want to thank the Board and Lorie for entrusting me with this opportunity. I have had the privilege of working side by side with Lorie for more than two decades. From supporting the men and women in our operations to guiding our talented commercial and leasing teams, leading Greenbrier’s people has been the most significant part of my professional journey. I look forward to working with Lorie through this transition as we continue to advance our strategy and position Greenbrier for long-term success.”

Tekorius said, “It has been an honor to lead Greenbrier and work alongside remarkable teams, customers and partners. I am proud of what we have accomplished together, and I am confident this is the right moment to begin a seamless transition to Greenbrier’s next chapter of growth. Brian deeply understands our business, our customers and our culture. Brian and the leadership team possess the experience, capabilities and commitment to Greenbrier’s amazing workforce needed to sustain its strength in freight rail transportation. I look forward to watching the next chapters of the Greenbrier story unfold.”

Tekorius, a Class III director whose term expires at the 2027 Annual Meeting of Shareholders, will not stand for re-election at that meeting. After the date of her departure, she is expected to provide transition services to support an orderly leadership transition. It is expected that Comstock will succeed Tekorius on Greenbrier’s Board of Directors.

About Greenbrier

Greenbrier, headquartered in Lake Oswego, Oregon, is a leading international supplier of equipment and services to global freight transportation markets. Through its wholly-owned subsidiaries and joint ventures, Greenbrier designs, builds and markets freight railcars in North America, Europe, and Brazil. We are a leading provider of freight railcar wheel services, parts, maintenance and retrofitting services in North America. Greenbrier owns a lease fleet of approximately 20,600 railcars that originate primarily from Greenbrier’s manufacturing operations. Greenbrier offers railcar management, regulatory compliance services and leasing services to railroads and other railcar owners in North America. Learn more about Greenbrier at www.gbrx.com.

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Greenbrier Announces CEO Succession Plan (Cont.)	Page 3

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Greenbrier uses words, and variations of words, such as “believe,” “continue,” “expect,” “future,” “growth,” “intend,” “long-term,” “look forward,” “plan,” “position,” “succeed,” “succession,” “sustain,” “transition,” “will” and similar expressions to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding Greenbrier’s planned leadership transition; the anticipated continuity, effectiveness and benefits of the leadership transition; and Greenbrier’s future strategy, execution, growth, performance and success. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that might cause such differences include, but are not limited to, the potential effects of the transition on Greenbrier’s employees, customers, suppliers, business relationships, operations and strategy; and the ability of Greenbrier’s leadership team to execute its strategic priorities and achieve anticipated growth or performance; and the other risks and uncertainties described in Greenbrier’s filings with the Securities and Exchange Commission, including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Greenbrier’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Except as otherwise required by law, Greenbrier assumes no obligation to update any forward-looking statements or information, which speak only as of their respective dates. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof.

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